                                                                   Exhibit 4.5


                         COUNTERSIGNED AND REGISTERED
                                  AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                         BY

                                                            AUTHORIZED SIGNATURE

                              [CELLOMICS(TM) LOGO]

                                CELLOMICS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                               SEE REVERSE FOR
        IN NEW YORK, N.Y.                                    CERTAIN DEFINITIONS
                                                        CUSIP

THIS CERTIFIES THAT






IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE COMMON SHARES $.01 PAR VALUE OF
                                CELLOMICS, INC.
(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate property endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and the Bylaws of the Corporation, as restated or amended, or as same may be restated or amended hereafter (a copy of which is on file with the Transfer Agent and Co. Transfer Agent), to all of which the holder hereof by acceptance hereof agrees and assents.
This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated
                           [CELLOMICS SEAL]
   /s/ LEROY METZ                                      /s/ D. LANSING TAYLOR
           SECRETARY                                     PRESIDENT AND CHIEF
                                                          EXECUTIVE OFFICER

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                                CELLOMICS, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE TREASURER OF THE CORPORATION, OR TO THE TRANSFER AGENT OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common              UNIF GIFT MIN ACT --             CUSTODIAN
TEN ENT -- as tenants by the entireties                          -------------         --------------
JT TEN  -- as joint tenants with right of                           (Cust)                 (Minor)
           survivorship and not as tenants                       under Uniform Gifts to Minors
           in common                                             Act
                                                                    ---------------------------------
                                                                                  (State)
                                             UNIF TRF MIN ACT --             CUSTODIAN (until age   )
                                                                 ------------                    ---
                                                                  (Cust.)

                                                                 ------------under Uniform Transfers
                                                                    (Minor)

                                                                 to Minors Act
                                                                              ----------------------
                                                                                       (State)

    Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED,___________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint__________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date_____________________________________


                              X ________________________________________________

                              X ________________________________________________
                         NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAMES(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT
TO SEC RULE 17Ad-15.